Exhibit 99.1

Equitable Holdings Reinsures 75% of its Individual Life Block with RGA,

Enhancing Focus on Growth in Retirement, Asset Management, and Wealth Management

Transaction will free over $2 billion of deployable capital

Capital will be redeployed for incremental share repurchases and to increase Equitable Holdings’

ownership stake in AllianceBernstein (“AB”)

Increases the percentage of earnings and cash flow from asset and wealth management businesses

New York, NY, February 24, 2025 — Equitable Holdings, Inc. (NYSE: EQH), the leading financial services holding company of Equitable, AllianceBernstein and Equitable Advisors, announced today that certain of its insurance company subsidiaries1 have entered into an agreement with RGA Reinsurance Company (“RGA”) to reinsure 75% of the Company’s in-force individual life insurance block (the “Block”) on a pro-rata basis. The transaction will generate over $2 billion of value for Equitable Holdings, which includes a positive ceding commission and release of capital.

This morning, the Company also announced its intention to increase its ownership stake in AB through a tender offer to purchase up to $1.8 billion of units of AllianceBernstein Holdings L.P. Please see our separate release issued today announcing the tender offer. In addition, the Company plans to execute $500 million of incremental share repurchases, above our 60-70% payout ratio target, following the close of the transaction2.

“We are very pleased to have reached agreement with RGA on this transaction, which creates compelling strategic and financial value for Equitable, is accretive to our 2027 financial targets, and is a good outcome for our policyholders. The transaction enhances our focus on Retirement, Asset Management, and Wealth Management, which are high return on capital businesses with attractive growth prospects where we have a clear right to win. We’re particularly excited about the opportunity to increase our ownership in AllianceBernstein and capture more of the strong synergies between the two companies as we firmly believe that combining insurance and asset management generates value,” said Mark Pearson, President and Chief Executive Officer of Equitable Holdings.

The transaction has been approved by the Equitable Holdings Board of Directors and is expected to close in mid-2025, subject to customary closing conditions, including receipt of regulatory approvals.

[1]	Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Financial Life and Annuity Company.
[2]

The Board of Directors authorized an additional $1.5 billion share repurchase program. Under this authorization, the Company may, from time to time, purchase shares of its common stock through various means including open market transactions, privately negotiated transactions, forward, derivative, accelerated repurchase, or automatic share repurchase transactions, or tender offers. The authorization for the share repurchase program may be terminated, increased or decreased by the Board of Directors at any time.

Transaction Highlights

Key Terms:

•	Equitable is reinsuring 75% of its individual life insurance block on a pro-rata basis.

•	As part of the transaction, AB is expected to continue managing approximately 70% of the general account assets being reinsured.

Financial Impacts:

•	Will generate over $2 billion of value for Equitable Holdings, which includes a positive ceding commission and capital release.

•	Based on current markets, we estimate a GAAP net loss at close and a reduction in book value excluding accumulated other comprehensive income.

•

Following the redeployment of capital, we expect that the transaction will have limited impact on Non-GAAP operating earnings[3] and cash generation and be accretive to Non-GAAP operating earnings per share.

Barclays has served as financial advisor with Willkie Farr & Gallagher LLP acting as legal counsel to Equitable Holdings in connection with this transaction. Oliver Wyman served as actuarial advisor for Equitable.

Conference Call

Equitable Holdings will host a conference call at 8 a.m. ET on Monday, February 24, 2025 to discuss the transaction. The conference call webcast along with a presentation will be accessible on the Company’s Investor Relations website at ir.equitableholdings.com. Please log on to the webcast at least 15 minutes prior to the call to download and install any necessary software.

To register for the conference call, please use the following link: EQH Strategic Update

After registering, you will receive an email confirmation including dial in details and a unique conference call code for entry. Registration is open through the live call. To ensure you are connected for the full call we suggest registering a day in advance or at minimum 15 minutes before the start of the call.

A webcast replay will be made available on the Equitable Holdings Investor Relations website at ir.equitableholdings.com.

[3]	This press release includes references to certain Non-GAAP financial measures. Please refer to Exhibit 1 for more information on these measures.

About Equitable Holdings

Equitable Holdings, Inc. (NYSE: EQH) is a leading financial services holding company comprised of complementary and well-established businesses, Equitable, AllianceBernstein and Equitable Advisors. Equitable Holdings has $1.0 trillion in assets under management and administration (as of 12/31/2024) and more than 5 million client relationships globally. Founded in 1859, Equitable provides retirement and protection strategies to individuals, families and small businesses. AllianceBernstein is a global investment management firm that offers diversified investment services to institutional investors, individuals and private wealth clients. Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) has 4,600 duly registered and licensed financial professionals that provide financial planning, wealth management, retirement planning, protection and risk management services to clients across the country.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts.

These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of geopolitical conflicts, changes in tariffs and trade barriers, and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; our ability to satisfy the customary closing conditions in connection with the reinsurance transaction described herein; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Asset Management segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (xi) risks related to our common stock and (xii) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property. Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ Annual Report on Form 10-K for the year ended December 31, 2024 and in

Holdings’ subsequent filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Additional Information and Where to Find It

This press release is provided for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that will be filed with the SEC, including among other materials, a tender offer statement on Schedule TO containing an Offer to Purchase, the related Letter of Transmittal and other materials relating to the tender offer. AB Unitholders are urged to read carefully and in their entirety the information in the Offer to Purchase and in the Letter of Transmittal (as they may be amended or supplemented), including the purposes and effects of the tender offer, because they will contain important information that unitholders should consider before making any decision regarding the tender offer. The Offer to Purchase and related Letter of Transmittal will be made available free of charge on the SEC’s website at www.sec.gov.

Contacts:

Investor Relations

Erik Bass

(212) 314-2476

IR@equitable.com

Media Relations

Laura Yagerman

(212) 314-2010

mediarelations@equitable.com

Reference to the 1859 founding applies specifically and exclusively to Equitable Financial Life Insurance Company (NY, NY).

Exhibit 1

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings and Non-GAAP operating EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

Non-GAAP Operating Earnings

Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:

•

Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

•	Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;

•

Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•

Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and

•

Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.

Because Non-GAAP Operating Earnings excludes items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

Non-GAAP Operating EPS

Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.